UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 26, 2012

DFC Global Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50866	23-2636866
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania		19312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-296-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2012, DFC Global Corp. (the "Company"), along with certain of its direct and indirect wholly owned subsidiaries, entered into the Second Amendment (the "Amendment") to the Second Amended and Restated Credit Agreement dated as of March 3, 2011 (as amended to date, the "Credit Agreement") with Wells Fargo Bank, National Association and the lenders party thereto. The Amendment increases the Company’s flexibility to obtain non-recourse financing of consumer receivables through special purpose entities by excluding the effects of such financing from the financial covenants in the Credit Agreement.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2012, the Company disclosed in a current report on Form 8-K that the Company’s Board of Directors (the "Board") had, on December 5, 2012, approved an amendment and restatement of the DFC Global Corp. Deferred Compensation Plan (the "Deferred Compensation Plan") to incorporate certain design, clarifying and administrative changes, including the addition of certain limitations on the ability of participants on international assignment to continue participating in the Deferred Compensation Plan. On December 26, 2012, the Board approved additional amendments to the Deferred Compensation Plan regarding participants on international assignment providing that any such participant who is on international assignment during the year ended December 31, 2012, and who would otherwise be ineligible to participate after such year while on international assignment, shall remain eligible to participate in the Deferred Compensation Plan.

This summary of the amendments made to the Deferred Compensation Plan is qualified in its entirety by reference to the full text of the Deferred Compensation Plan, as amended, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Second Amendment to the Second Amended and Restated Credit Agreement dated December 31, 2012 among DFC Global Corp., certain subsidiaries of DFC Global Corp. parties thereto, Wells Fargo Bank, National Association and the lenders party thereto.

10.2 DFC Global Corp. Deferred Compensation Plan, as amended

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DFC Global Corp.

December 31, 2012	By:	/s/ William M. Athas

Name: William M. Athas
Title: Senior Vice President, Finance and Corporate Controller

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to the Second Amended and Restated Credit Agreement dated December 31, 2012 among DFC Global Corp., certain subsidiaries of DFC Global Corp. parties thereto, Wells Fargo Bank, National Association and the lenders party thereto.

10.2	DFC Global Corp. Deferred Compensation Plan, as amended